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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Tyler Nephrology Associates, P.A.

     We consent to the reference to our firm under the caption "Experts", and to the use of our reports on the financial statements of Tyler Nephrology Associates, P.A. to be included in the Form S-1 Registration Statement of Renal Care Group, Inc.

                                          /s/  Henry & Peters, P.C.

Tyler, Texas

November 18, 1996